AMENDMENT
                                      NO. 3
                                       TO
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT

      This AMENDMENT AND WAIVER (this "Amendment") is entered into as of this 11th day of August, 2004 by and among STANDARD MOTOR PRODUCTS, INC., a New York corporation ("SMP"), STANRIC, INC., a Delaware corporation ("SI"), MARDEVCO CREDIT CORP., a New York corporation ("MCC") (SMP, SI and MCC are sometimes collectively referred to herein as "Borrowers" and individually as a "Borrower"), the other Credit Parties signatory to the Credit Agreement (as herein defined), lenders who are party to the Credit Agreement ("Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent for Lenders ("Agent"), BANK OF AMERICA, N.A., for itself, as Lender, and as Syndication Agent, and GMAC COMMERCIAL FINANCE LLC (as successor by merger to GMAC Commercial Credit LLC), for itself, as Lender, and as Documentation Agent.

      WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of February 7, 2003, by and among Borrowers, Credit Parties, Agent, Syndication Agent, Documentation Agent and Lenders (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have made Loans to, and incurred Letter of Credit Obligations on behalf of Borrowers; and

      WHEREAS, Borrowers have requested that Agent and Lenders amend the definition of Fixed Charges, as more fully set forth herein, and Agent and Lenders are willing to do so pursuant to the terms and conditions set forth in this Amendment.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

      2. AMENDMENT TO CREDIT AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the definition of "Fixed Charges" set forth in Annex A of the Credit Agreement is hereby amended by inserting the following new clause immediately after clause (f) of such definition:

            "; PLUS (g) non-cash losses in excess of $2,500,000 arising from the discontinued operations of Borrowers' EIS Brake division and Industrial and Automotive Associates, Inc."

      3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date upon which Agent shall have received ten (10) copies of this Amendment executed by Borrowers, Requisite Lenders and each of the Guarantors.

      4. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant as follows:

                  (a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrowers and are enforceable against Borrowers in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement as amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrowers have no defense, counterclaim or offset with respect to the Credit Agreement.

      5. NO OTHER AMENDMENT. Except as expressly modified hereby, the provisions of the Credit Agreement, and the Liens granted thereunder, are and shall remain in full force and effect and this Amendment.

      6. EFFECT ON THE CREDIT AGREEMENT. All references in the Credit Agreement and the other Loan Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

      7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW RULES).

      8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      9. COUNTERPARTS; FACSIMILE. This Amendment may be executed in any number of several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.


                  [remainder of page intentionally left blank]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                  STANDARD MOTOR PRODUCTS, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  STANRIC, INC.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MARDEVCO CREDIT CORP.

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION,
                                  as Agent and Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                       (Signatures continued on next page)

                                  GMAC COMMERCIAL FINANCE LLC
                                  (as successor by merger to
                                  GMAC COMMERCIAL CREDIT
                                  LLC), as Documentation
                                  Agent and Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  BANK OF AMERICA, N.A.,
                                  as Syndication Agent and Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  TRANSAMERICA BUSINESS CAPITAL CORPORATION, as Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  CONGRESS FINANCIAL CORPORATION,
                                  as Lender


                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                       (Signatures continued on next page)

                                  JP MORGAN CHASE BANK
                                  as Lender

                                  By:
                                     -------------------------------------------

                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  HSBC BANK USA,
                                  as Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  FOOTHILL CAPITAL CORPORATION,
                                  as Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                                  MERRILL LYNCH CAPITAL, a Division of
                                  MERRILL LYNCH BUSINESS FINANCIAL
                                  SERVICES INC.,
                                  as Lender

                                  By:
                                     -------------------------------------------
                                  Name:
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------


                       (Signatures continued on next page)

CONSENTED TO:

SMP MOTOR PRODUCTS LTD.
By:
   ------------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------

EAGLEMOTIVE CORPORATION


By:
   ------------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------


MARATHON AUTO PARTS & PRODUCTS, INC.

By:
   ------------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------


MOTORTRONICS, INC.

By:
   ------------------------------------------
Name:
     ----------------------------------------
Title:
      ---------------------------------------


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